Exhibit 10-25

ROCHESTER GAS AND ELECTRIC CORPORATION

SUPPLEMENTAL EXECUTIVE RETIREMENT PROGRAM

Amendment No. 4

        The Rochester Gas and Electric Corporation Supplemental Executive Retirement Program, effective as of January 1, 1999, as subsequently amended by the First, Second and Third Amendments thereto (the "Plan"), is hereby further amended as follows effective as of May 1, 2004:

        1.    The second paragraph of Article Three (Eligible Employee) is amended by deleting the period following the final item in the list set forth therein and replacing it with a comma and adding the following as the final item of such list:

    is or becomes eligible to participate in the Energy East Corporation Supplemental Executive Retirement Plan on or after May 1, 2004."

        2.    Except as hereinabove modified and amended, the Plan, as amended, shall remain in full force and effect.

        IN WITNESS WHEREOF OF THE ADOPTION OF THIS FOURTH AMENDMENT, Rochester Gas and Electric Corporation hereby executes this Third Amendment this 4th day of May, 2004.
ROCHESTER GAS AND ELECTRIC CORPORATION
/s/Robert B. Holahan Roberta B. Holahan Executive Administrative Assistant	By: /s/Joseph J. Syta Joseph J. Syta Controller and Treasurer